SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 2, 2004


                           CREATIVE HOST SERVICES, INC.
                ---------------------------------------------------
                Exact Name of Registrant as Specified in Its Charter

                                  California
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-22845                                      33-0169494
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


16955 Via Del Campo, Suite 110, San Diego, CA                92127
---------------------------------------------               --------
(Address of Principal Executive Offices)                    Zip Code


                               (858) 675-7711
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

              99.1 Press Release, dated April 2, 2004.


ITEM 12. Results of Operations and Financial Condition.

On April 2, 2004, Creative Host Services, Inc. (the "Company') issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. The text of the press release is attached hereto as
Exhibit 99.1.

The information furnished in this Item of Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.


Dated: April 2, 2004                      By /s/ Sayed Ali
                                             -----------------------------
                                             Sayed Ali
                                             President

                              EXHIBIT INDEX
                              -------------

Exhibit No.                          DESCRIPTION
----------                           -----------

  99.1 Press release issued April 2, 2004, announcing Financial results for fourth quarter and year ended December 31, 2003.